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                                                                   EXHIBIT 10.44

                               MOTIENT CORPORATION
                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of November 12, 2004 by and among MOTIENT CORPORATION, a Delaware corporation, (the "COMPANY"), and each investor listed on Schedule 1 hereto (each such investor, individually, an "INVESTOR" and, collectively, the "INVESTORS").

         WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company, an aggregate of up to $131,580,429.13 of shares (the "SHARES") of the Company's common stock, $0.01 par value per share (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event, the "COMMON STOCK"), at a per share price and upon the terms and conditions set forth in the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Investors (the "SECURITIES PURCHASE AGREEMENT"); and

         WHEREAS, the terms of the Securities Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Investors to execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

         "AFFILIATES" means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144, and with respect to Tudor, in addition to the foregoing, the term "Affiliate" shall also include the Related Entities, and in all cases including, without limitation, any Person that serves as a general partner and/or investment adviser or in a similar capacity of a Person.

         "BOARD" means the board of directors of the Company.

         "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

         "CLOSING DATE" has the meaning set forth in the Securities Purchase Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

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         "PERSON" (whether or not capitalized) means an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

         "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "REGISTRABLE SHARES" means, at the relevant time of reference thereto, the Shares and the Warrant Shares (including any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification or the like), PROVIDED, HOWEVER, that the term "Registrable Shares" shall not include any of the Shares or Warrant Shares that are actually sold pursuant to a registration statement that has been declared effective under the Securities Act by the SEC.

         "REGISTRATION STATEMENT" means the Mandatory S-1 Registration Statement, any Demand Registration on Form S-3, and any additional registration statements contemplated by this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or Prospectus.

         "RELATED ENTITIES" includes, with respect to Tudor, any entities for which any of the Tudor Entities or any of its affiliates serve as general partner and/or investment advisor or in a similar capacity, and all mutual funds or other pooled investment vehicles or entities under the control or management of any of the Tudor Entities, or the general partner or investment adviser thereof, or any affiliate of them. For purposes of this Agreement (a) "Tudor Entities" means each of the following: any entity for which Tudor Investment Corporation or an Affiliate thereof acts as general partner and/or investment adviser, Tudor Investment Corporation or any Affiliate thereof acts as general partner and/or investment adviser, Tudor Investment Corporation, Tudor Group Holdings, LLC, their respective Affiliates, or any Affiliate or Affiliated Group of Tudor Investment Corporation and/or Tudor Group Holdings LLC, and (b) with respect to the Tudor Entities, "Affiliated Group" has the meaning given to it in
Section 1504 of the Internal Revenue Code of 1986, as amended, and in addition includes any analogous combined, consolidated or unitary group, as defined under any applicable state, local or foreign income tax law.

         "RULE 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

         "SEC" means the Securities and Exchange Commission.

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         "SECURITIES ACT" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

         "TUDOR" means, collectively, The Raptor Global Portfolio, Ltd., The Tudor BVI Global Portfolio, Ltd., The Altar Rock Fund L.P. and Tudor Proprietary Trading, L.L.C.

         "WARRANTS" means the warrants to purchase Common Stock, dated as of the date hereof, issued by the Company to the Investors pursuant to the Securities Purchase Agreement, a form of which is attached hereto as Exhibit A.

         "WARRANT SHARES" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

         2. MANDATORY FORM S-1 REGISTRATION.

                  (a) As promptly as possible after the date hereof, and in any event prior to the date that is sixty (60) days following the Closing Date (the "MANDATORY FILING DATE"), the Company shall prepare and file with the SEC a Registration Statement on Form S-1 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, each Investor as an initial selling stockholder thereunder (the "MANDATORY S-1 REGISTRATION STATEMENT"). The Mandatory S-1 Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use its best efforts to cause the Mandatory S-1 Registration Statement to be declared effective as soon as possible but in no event later than the date that is one hundred twenty (120) days following the Closing Date (the "MANDATORY EFFECTIVE DATE") (including filing with the SEC, within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Mandatory S-1 Registration Statement will not be "reviewed" or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act (an "ACCELERATION REQUEST"), which request shall request an effective date that is within three (3) Business Days of the date of such request). The Company shall notify each Investor in writing promptly (and in any event within one (1) Business Day) after the Company's submission of an Acceleration Request to the SEC. The Company shall be required to keep the Mandatory S-1 Registration Statement continuously effective (including through the filing of any required post-effective amendments) until the earlier to occur of (i) the date after which all of the Registrable Shares registered thereunder shall have been sold and (ii) the second (2nd) anniversary of the later to occur of (a) the Closing Date and (b) the date on which each Warrant has been exercised in full and after which by the terms of such Warrant there are no additional Warrant Shares as to which the Warrant may become exercisable; provided, that in either case such date shall be extended by the amount of time of any Suspension Period (as defined below). Thereafter, the Company shall be entitled to withdraw the Mandatory S-1 Registration Statement and, upon such withdrawal, the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Mandatory S-1 Registration Statement (or any prospectus relating thereto).

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                  (b) Notwithstanding anything in this Section 2 to the
contrary, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board has made the good faith determination (i) that the continued use by the Investors of the Mandatory S-1 Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant hereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the Mandatory S-1 Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would not be in the best interests of the Company and (iii) that it is therefore essential to suspend the use by the Investors, of the Mandatory S-1 Registration Statement (and the Prospectus relating thereto), then the right of the Investors to use the Mandatory S-1 Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "SUSPENSION PERIOD") not greater than fifteen (15) consecutive Business Days during any consecutive twelve (12) month period. During the Suspension Period, the Investors shall not offer or sell any Registrable Shares pursuant to or in reliance upon the Mandatory S-1 Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than one (1) Business Day, after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Mandatory S-1 Registration Statement (and the Prospectus relating thereto) pursuant to this Section 2(c), the Company will as promptly as possible lift any suspension, provide the Investors with revised Prospectuses, if required, and will notify the Investors of their ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon the Mandatory S-1 Registration Statement.

                  (c) It shall be a condition precedent to the obligations of the Company to register Registrable Shares for the account of an Investor pursuant to this Section 2 or Section 3 that such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it, and the method of disposition of such securities as shall be required to effect the registration of such Investor's Registrable Securities.

                  (d) Notwithstanding anything in this Agreement to the contrary, the Investors' sole remedy for the failure of the Company to file the Mandatory S-1 Registration Statement as promptly as possible after the date hereof, and in any event on or prior to the Mandatory Filing Date, or for the failure of the Company to make effective the Mandatory S-1 Registration Statement on or prior to the Mandatory Effective Date, shall be the vesting of the Warrants as provided for therein.

         2A. MANDATORY S-3 REGISTRATION RIGHTS.

                  (a) If, at any time any Registrable Shares are not able to be resold pursuant to an effective Registration Statement, (i) Form S-3 (or other equivalent form) is then available for the registration of such Registrable Shares and (ii) the Company shall receive from any Investor (including for this purpose its Affiliates) who holds (or who together hold) at least twenty-five percent (25%) of the then outstanding Registrable Shares a written request or requests (a "DEMAND NOTICE") that the Company effect a registration on Form S-3 (a "Demand Registration"), or any successor or substitute form, with respect to all or a part of the Registrable Shares owned by such Investor(s), then the Company will promptly give written notice of the proposed registration and the


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Investor's or Investors' request therefor to all other Investors, and use best efforts to effect such registration, as soon as practicable and in any event within thirty (30) days, of all or such portion of such Investors' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Investor or Investors joining in such request as are specified in a written request given by such other Investor or Investors within ten (10) Business Days after receipt of such written notice from the Company; provided, however, that the Company may temporarily suspended the use of such registration statement for the same reasons and on the same terms as described in Section 2(b) above. The Company shall not be required to effect more than three (3) registrations pursuant to this Section 2A(a) during any consecutive twelve (12) month period.

                  (b) It shall be a condition precedent to the obligations of the Company to register Registrable Shares for the account of an Investor pursuant to this Section 2 or Section 3 that such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it, and the method of disposition of such securities as shall be required to effect the registration of such Investor's Registrable Securities.

         3. "PIGGYBACK REGISTRATION".

                  (a) If at any time any Registrable Shares are not able to be resold pursuant to an effective Registration Statement, and the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors twenty (20) days' prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Investors the opportunity to register such number of Registrable Shares as each such Investor may request. Upon the written request of any Investor given to the Company within fifteen (15) days after the receipt of any such notice by the Company, the Company shall include in such Registration Statement all or part of the Registrable Shares of such Investor, to the extent requested to be registered.

                  (b) If a registration pursuant to Section 3 hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in this Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock requested to be included in such registration for the account of any stockholders of the Company (including the Investors), pro rata among such stockholders on the basis of the number of shares of Common Stock that each of them has requested to be included in such registration, and (ii) second, any shares of Common Stock proposed to be included in such registration for the account of the Company.

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                  (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 3 or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

         4. OBLIGATIONS OF THE COMPANY. In connection with the Company's registration obligations hereunder, the Company shall, as expeditiously as practicable:

                  (a) (i) furnish to each Investor copies of all documents filed with the SEC prior to their being filed with the SEC, (ii) use commercially reasonable efforts to cause its officers and directors, counsel and certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Investor, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notify the Investors of any stop order issued or threatened by the SEC and use best efforts to prevent the entry of such stop order or to remove it if entered.

                  (b) (i) prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the Securities Act and to keep the Registration Statement continuously effective as required herein, and prepare and file with the SEC such additional Registration Statements as necessary to register for resale under the Securities Act all of the Registrable Shares (including naming any permitted transferees of Registrable Shares as selling stockholders in such Registration Statement); (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide the Investors true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (other than correspondence containing material nonpublic information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Investors and Investors' Counsel as promptly as possible:

                           (i) when the SEC notifies the Company whether there
will be a "review" of a Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (ii) when a Registration Statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Shares or the initiation of any proceedings for that purpose;


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and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose. Without limitation of any remedies to which the Investors may be entitled under this Agreement, if any of the events described in Section 4(c)(ii)(A), 4(c)(ii)(B), and 4(c)(ii)(C) occur, the Company shall use best efforts to respond to and correct the event.

                  (d) Notify the Investors and their counsel as promptly as possible of the happening of any event as a result of which the Prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will as promptly as possible prepare (and, when completed, give notice to each Investor) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares pursuant to such Prospectus until the Company has notified the Investors that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in this Section 4(d) and deliver copies of same as above provided in Section 4(h) hereof), and it being further understood that, in the case of the Mandatory S-1 Registration Statement, any such period during which the Investors are restricted from offering or selling Registrable Shares shall constitute a Suspension Period.

                  (e) Upon the occurrence of any event described in Section 4(d) hereof, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (f) Use best efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as possible (it being understood that, in the case of the Mandatory S-1 Registration Statement, any period during which the effectiveness of the Mandatory S-1 Registration Statement or the qualification of any Registrable Shares is suspended shall constitute a Suspension Period).

                  (g) Furnish to the Investors and their counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by such Investor or their counsel (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC.

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                  (h) As promptly as possible furnish to each selling Investor, without charge, such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as each such selling Investor may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

                  (i) Use best efforts to register and qualify (or obtain an exemption from such registration and qualification) the Registrable Shares under such other securities or blue sky laws of the states of residence of each Investor and such other jurisdictions as each Investor shall reasonably request, to keep such registration or qualification (or exemption therefrom) effective during the periods each Registration Statement is effective, and do any and all other acts or things which may be reasonably necessary or advisable to enable each Investor to consummate the public sale or other disposition of Registrable Shares in such jurisdiction, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process.

                  (j) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Securities Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as such Investors may request.

                  (k) Cooperate with any reasonable due diligence investigation undertaken by the Investors, any managing underwriter participating in any disposition pursuant to a Registration Statement, Investors' Counsel and any attorney, accountant or other agent retained by Investors or any managing underwriter, in connection with the sale of the Registrable Shares, including, without limitation, making available any documents and information; provided, however, that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor specifically requests and consents in advance in writing to receive such material, nonpublic information and, if requested by the Company, such Investor agrees in writing to treat such information as confidential.

                  (l) At the request of an Affiliate, the Company shall amend any Registration Statement to include such Affiliate as a selling stockholder in such Registration Statement.

                  (m) Comply with all applicable rules and regulations of the SEC in all material respects.

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         5. EXPENSES OF REGISTRATION. The Company shall pay for all expenses incurred in connection with a registration pursuant to this Agreement and compliance with Section 4 of this Agreement, including without limitation (i) all registration, filing and qualification fees and expenses (including without limitation those related to filings with the SEC, The NASDAQ Stock Market, or any national securities exchange upon which the Company's securities are listed and in connection with applicable state securities or blue sky laws), (ii) all printing expenses, (iii) all messenger, telephone and delivery expenses incurred by the Company, (iv) all fees and disbursements of counsel for the Company and Investors' Counsel, and (v) all fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

         6. DELAY OF REGISTRATION. Subject to Section 11(d) hereof, the Investors and the Company (other than with respect to Section 4(d) hereof) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         7. INDEMNIFICATION. In the event that any Registrable Shares of the Investors are included in a Registration Statement pursuant to this Agreement:

                  (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Investor and each officer, director, fiduciary, agent, investment advisor, employee, member (or other equity holder), general partner and limited partner (and affiliates thereof) of such Investor, each broker, underwriter or other person acting on behalf of such Investor and each person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (the "LOSSES") to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or relate to any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or relate to the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and, subject to the provisions of Section 7(c) hereof, the Company will reimburse on demand such Investor, such broker or other person acting on behalf of such Investor or such officer, director, fiduciary, employee, member (or other equity holder), general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the Registration Statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such Registration Statement.

                  (b) To the fullest extent permitted by law, each Investor, severally (as to itself) and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and all other Investors against any Losses to which the Company or any such director, officer or controlling person or other Investor may become subject to, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereto) solely arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, or solely arise out of or relate to the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such Registration Statement; and, subject to the provisions of Section 7(d) hereof, such Investor will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other Investor in connection with investigating or defending any such Losses, provided, however, that the maximum aggregate amount of liability of such Investor under this Section 7 shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Investor from the sale of Registrable Shares covered by such Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 7(b) or 7(e)shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such Investor against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

                  (c) As promptly as possible after receipt by an indemnified party under this Section 7 of notice of the threat, assertion or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, the failure to notify an indemnifying party promptly of the threat, assertion or commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7 except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the indemnifying party.

                  (d) If any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company.

                  (e) If the indemnification provided for in this Section 7 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the maximum aggregate liability of any Investor as set forth in Section 7(b), contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) 7(c) and 7(d), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

                  (f) The indemnity and contribution agreements contained in this Section are in addition to any liability that any indemnifying party may have to any indemnified party.

         8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act; (iii) as long as any Investor owns any Shares or Warrant Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual and quarterly reports of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Shares without registration, and
(iv) undertake any additional actions reasonably necessary to maintain the availability of a Registration Statement, including any successor or substitute forms, or the use of Rule 144.

         9. TRANSFER OF REGISTRATION RIGHTS. Each Investor may assign or transfer any or all of its rights under this Agreement to any Person, provided such assignee or transferee agrees in writing to be bound by the provisions hereof that apply to such assigning or transferring Investor. Upon any such, and each successive, assignment or transfer to any permitted assignee or transferee in accordance with the terms of this Section 9, such permitted assignee or transferee shall be deemed to be an "Investor" for all purposes of this Agreement.

         10. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         11. MISCELLANEOUS.

                  (a) This Agreement, and any right, term or provision contained herein, may not be amended, modified or terminated, and no right, term or provision may be waived, except with the written consent of (i) the holders of a majority of the then outstanding Registrable Shares and (ii) the Company; provided that any amendment or modification that is materially and disproportionately adverse to any particular Investor (as compared to all Investors as a group) shall require the consent of such Investor.

                  (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees, provided that the terms and conditions of Section 9 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor (including any successors or assigned) shall cease to own any Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate.

                  (c) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth on Exhibit A or Schedule 1 hereto, as applicable, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received. An electronic communication ("ELECTRONIC NOTICE") shall be deemed written notice for purposes of this Section 11(c) if sent with return receipt requested to the electronic mail address specified by the receiving party on Exhibit A or Schedule 1 hereto, as applicable. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party.

                  (d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

                  (e) This Agreement may be executed in a number of counterparts. All such counterparts together shall constitute one Agreement, and shall be binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

                  (f) Except as contemplated in Section 9 hereof, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

                  (g) If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent of, such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

                  (h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their permitted successors and assigns.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                MOTIENT CORPORATION

                                By:   /S/ CHRISTOPHER DOWNIE
                                   ---------------------------------------------
                                   Christopher Downie,
                                   Executive Vice President and Chief
                                   Operating Officer


                                PURCHASERS:


                                /S/ JOHN C. WATERFALL
                                ------------------------------------------------
                                Name: John C. Waterfall

                                /S/ EDWIN H. MARGENS
                                ------------------------------------------------
                                Name: Edwin H. Margens

                                /S/ KURT J. RECHNER
                                ------------------------------------------------
                                Name: Kurt J. Rechner Rollover IRA

                                /S/ KURT J. RECHNER           /S/ MELANI RECHNER
                                ------------------------------------------------
                                Name: Kurt Rechner and Melani Rechner

                                /S/ KURT J. RECHNER
                                ------------------------------------------------
                                Name: Kurt J. Rechner 401K Plan and Trust

                                /S/ EDWARD W. ROSE, III
                                ------------------------------------------------
                                Name: Edward W. Rose, III

                                /S/ MORRIS D. WEISS
                                ------------------------------------------------
                                Name: Morris D. Weiss IRA Rollover

                                /S/ MORRIS D. WEISS        /S/ LAUREN C. RAVKIND
                                ------------------------------------------------
                                Name: Morris D. Weiss and Lauren C. Ravkind

                                /S/ GEORGE W. HAYWOOD
                                ------------------------------------------------
                                Name: George W. Haywood

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name:  AHAB PARTNERS, L.P.
                                By:


                                By:        /S/ JONATHAN GALLEN
                                    --------------------------------------------
                                Name:     Jonathan Gallen
                                Title:    General Partner

                                Entity Name:  AHAB INTERNATIONAL, LTD.
                                By:
                                    --------------------------------------------


                                By:       /S/ JONATHAN GALLEN
                                    --------------------------------------------
                                Name:     Jonathan Gallen
                                Title:    Director

                                Entity Name: TRACER CAPITAL PARTNERS L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ RILEY MCCORMACK
                                    --------------------------------------------
                                Name:     Riley McCormack
                                Title:    Managing Member of the Investment
                                          Manager

                                Entity Name: TRACER CAPITAL PARTNERS QP L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ RILEY MCCORMACK
                                    --------------------------------------------
                                Name:     Riley McCormack
                                Title:    Managing Member of the Investment
                                          Manager

                                Entity Name: TRACER CAPITAL OFFSHORE FUND LTD.
                                By:
                                    --------------------------------------------


                                By:       /S/ RILEY MCCORMACK
                                    --------------------------------------------
                                Name:     Riley McCormack
                                Title:    Managing Member of the Investment
                                          Manager

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name:  GEORGE KAISER FAMILY
                                              FOUNDATION
                                By:
                                    --------------------------------------------


                                By:       /S/ FREDERIC DORWART
                                    --------------------------------------------
                                Name:     Frederic Dorwart
                                Title:    President and Trustee

                                Entity Name: CARDINAL PARTNERS 2000, L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ DEBBIE CRADY
                                    --------------------------------------------
                                Name:     Debbie Crady
                                Title:    Vice President of G.P., Cardinal
                                          Investment Company, Inc.

                                Entity Name:       CARDINAL PARTNERS, L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ DEBBIE CRADY
                                    --------------------------------------------
                                Name:     Debbie Crady
                                Title:    Vice President of G.P., Cardinal
                                          Investment Company, Inc.


                                Entity Name: CLEARVIEW CAPITAL PARTNERS,
                                L.P.
                                By:       CLEARVIEW CAPITAL MANAGEMENT, LLC
                                          AS INVESTMENT ADVISOR


                                By:       /S/ RICHARD BARRARA
                                    --------------------------------------------
                                Name:     Richard Barrara
                                Title:    Managing Director


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name: CLEARVIEW INSTITUTIONAL PARTNERS,
                                             L.P.
                                By:       CLEARVIEW CAPITAL MANAGEMENT, LLC
                                          AS INVESTMENT ADVISOR


                                By:       /S/ RICHARD BARRARA
                                    --------------------------------------------
                                Name:     Richard Barrara
                                Title:    Managing Director

                                Entity Name: CLEARVIEW CAPITAL MASTER FUND, LTD.
                                By:       CLEARVIEW CAPITAL MANAGEMENT, LLC
                                          AS INVESTMENT ADVISOR


                                By:       /S/ RICHARD BARRARA
                                    --------------------------------------------
                                Name:     Richard Barrara
                                Title:    Managing Director

                                Entity Name: GCM LITTLE ARBOR MASTER FUND, LTD.
                                By:       CLEARVIEW CAPITAL MANAGEMENT, LLC
                                          AS INVESTMENT ADVISOR

                                By:       /S/ RICHARD BARRARA
                                    --------------------------------------------
                                Name:     Richard Barrara
                                Title:    Managing Director

                                Entity Name: MWV EMPLOYEE RETIREMENT
                                             PLAN GROUP TRUST
                                By:
                                    --------------------------------------------


                                By:       /S/ JOHN RAPHAEL
                                    --------------------------------------------
                                Name:     John Raphael
                                Title:    Trustee


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name:  XERION PARTNERS II MASTER
                                              FUND LIMITED
                                By:
                                    --------------------------------------------


                                By:       /S/ DANIEL J. ARBESS
                                    --------------------------------------------
                                Name:     Daniel J. Arbess
                                Title:

                                Entity Name:  OZ MASTER FUND, LTD.
                                By:       OZ MANAGEMENT, L.L.C.
                                          AS INVESTMENT ADVISOR


                                By:       /S/ DAN S. OCH
                                    --------------------------------------------
                                Name:     Dan S. Och
                                Title:    Senior Managing Member

                                Entity Name:  OZ MAC 13 LTD.
                                By:       OZ MANAGEMENT, L.L.C.
                                          AS INVESTMENT ADVISOR


                                By:       /S/ DAN S. OCH
                                    --------------------------------------------
                                Name:     Dan S. Och
                                Title:    Senior Managing Member

                                Entity Name:  FLEET MARITIME, INC.
                                By:       OZ MANAGEMENT, L.L.C.
                                          AS INVESTMENT ADVISOR


                                By:       /S/ DAN S. OCH
                                    --------------------------------------------
                                Name:     Dan S. Och
                                Title:    Senior Managing Member

                                Entity Name:  ORE HILL HUB FUND LTD.
                                By:
                                    --------------------------------------------


                                By:       /S/ FREDERICK WAHL
                                    --------------------------------------------
                                Name:     Frederick Wahl
                                Title:    Managing Partner


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name: HIGHLAND EQUITY FOCUS FUND, L.P.
                                By:       HIGHLAND CAPITAL MANAGEMENT, L.P.
                                          ITS GENERAL PARTNER


                                By:       /S/ JAMES DONDERO
                                    --------------------------------------------
                                Name:     James Dondero
                                Title:    President

                                Entity Name: HIGHLAND CRUSADER OFFSHORE
                                             PARTNERS, L.P.
                                By:       HIGHLAND CAPITAL MANAGEMENT, L.P.
                                          ITS GENERAL PARTNER


                                By:       /S/ JAMES DONDERO
                                    --------------------------------------------
                                Name:     James Dondero
                                Title:    President

                                Entity Name:  HIGHLAND EQUITY FUND, L.P.
                                By:       HIGHLAND CAPITAL MANAGEMENT, L.P.
                                          ITS GENERAL PARTNER


                                By:       /S/ JAMES DONDERO
                                    --------------------------------------------
                                Name:     James Dondero
                                Title:    President

                                Entity Name: GREYWOLF CAPITAL PARTNERS II L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ WILLIAM TROY
                                    --------------------------------------------
                                Name:     William Troy
                                Title:    COO


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name: GREYWOLF CAPITAL OVERSEAS
                                             FUND
                                By:
                                    --------------------------------------------


                                By:       /S/ WILLIAM TROY
                                    --------------------------------------------
                                Name:     William Troy
                                Title:    COO

                                Entity Name: YORK CAPITAL MANAGEMENT, L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ ADAM J. SEMLER
                                    --------------------------------------------
                                Name:     Adam J. Semler
                                Title:    CFO of its General Partner

                                Entity Name: YORK SELECT, L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ ADAM J. SEMLER
                                    --------------------------------------------
                                Name:     Adam J. Semler
                                Title:    CFO of its General Partner

                                Entity Name: YORK INVESTMENT LIMITED
                                By:
                                    --------------------------------------------


                                By:       /S/ ADAM J. SEMLER
                                    --------------------------------------------
                                Name:     Adam J. Semler
                                Title:    CFO of its Investment Manager

                                Entity Name: YORK SELECT UNIT TRUST
                                By:
                                    --------------------------------------------


                                By:       /S/ ADAM J. SEMLER
                                    --------------------------------------------
                                Name:     Adam J. Semler
                                Title:    CFO of its Investment Manager


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name: YORK CREDIT OPPORTUNITIES
                                             FUND, L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ ADAM J. SEMLER
                                    --------------------------------------------
                                Name:     Adam J. Semler
                                Title:    CFO of its General Partner

                                Entity Name: YORK GLOBAL VALUE PARTNERS,
                                             L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ ADAM J. SEMLER
                                Name:     Adam J. Semler
                                    --------------------------------------------
                                Title:    CFO of its General Partner

                                Entity Name: YORK/GREEN CAPITAL
                                             PARTNERS, L.P.
                                By:
                                    --------------------------------------------


                                By:       /S/ ADAM J. SEMLER
                                    --------------------------------------------
                                Name:     Adam J. Semler
                                Title:    CFO of its General Partner

                                Entity Name: ROCKBAY CAPITAL
                                             INSTITUTIONAL FUND, LLC
                                By:
                                    --------------------------------------------


                                By:       /S/ ATUL KHANNA
                                    --------------------------------------------
                                Name:     Atul Khanna
                                Title:    Investment Manager

                                Entity Name: ROCKBAY CAPITAL
                                             OFFSHORE FUND, LTD.
                                By:
                                    --------------------------------------------


                                By:       /S/ ATUL KHANNA
                                    --------------------------------------------
                                Name:     Atul Khanna
                                Title:    Investment Manager


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name: ROCKBAY CAPITAL FUND, LLC
                                By:
                                    --------------------------------------------


                                By:       /S/ ATUL KHANNA
                                    --------------------------------------------
                                Name:     Atul Khanna
                                Title:    Investment Manager

                                Entity Name: THE RAPTOR GLOBAL
                                             PORTFOLIO LTD.
                                By:       TUDOR INVESTMENT CORPORATION
                                          AS INVESTMENT ADVISOR


                                By:       /S/ WILLIAM T. FLAHERTY
                                    --------------------------------------------
                                Name:     William T. Flaherty
                                Title:    Managing Director

                                Entity Name: TUDOR PROPRIETARY TRADING, L.L.C
                                By:
                                    --------------------------------------------


                                By:       /S/ WILLIAM T. FLAHERTY
                                    --------------------------------------------
                                Name:     William T. Flaherty
                                Title:    Managing Director

                                Entity Name: THE ALTAR ROCK FUND, L.P.
                                By:       TUDOR INVESTMENT CORPORATION
                                          ITS GENERAL PARTNER


                                By:       /S/ WILLIAM T. FLAHERTY
                                    --------------------------------------------
                                Name:     William T. Flaherty
                                Title:    Managing Director

                                Entity Name: THE TUDOR BVI GLOBAL
                                             PORTFOLIO LTD.
                                By:       TUDOR INVESTMENT CORPORATION
                                          AS TRADING ADVISOR


                                By:       /S/ WILLIAM T. FLAHERTY
                                    --------------------------------------------
                                Name:     William T. Flaherty
                                Title:    Managing Director


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name: THE CATALYST CREDIT
                                             OPPORTUNITY FUND OFFSHORE,
                                             LTD.
                                By: CATALYST INVESTMENT MANAGEMENT, LLC ITS MANAGING MEMBER


                                By:       /S/ PETER DRIPPE
                                    --------------------------------------------
                                Name:     Peter Drippe
                                Title:    Principal

                                Entity Name: THE CATALYST CREDIT
                                              OPPORTUNITY FUND, L.P.
                                By: CATALYST INVESTMENT MANAGEMENT, LLC ITS MANAGING MEMBER


                                By:       /S/ PETER DRIPPE
                                    --------------------------------------------
                                Name:     Peter Drippe
                                Title:    Principal

                                Entity Name: DCM LIMITED
                                By: CATALYST INVESTMENT MANAGEMENT, LLC ITS MANAGING MEMBER


                                By:       /S/ PETER DRIPPE
                                    --------------------------------------------
                                Name:     Peter Drippe
                                Title:    Principal

                                Entity Name: LC CAPITAL MASTER FUND, LTD.
                                By:
                                    --------------------------------------------


                                By:       /S/ RICHARD F. CONWAY
                                    --------------------------------------------
                                Name:     Richard F. Conway
                                Title:    Director

                                Entity Name: MILLENNIUM PARTNERS, L.P.
                                By:       MILLENNIUM MANAGEMENT, L.L.C.


                                By:       /S/ TERRY FEENEY
                                    --------------------------------------------
                                Name:     Terry Feeney
                                Title:    Chief Operating Officer


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name: LEHMAN BROTHERS FOR THE
                                             BENEFIT OF GEORGE W. HAYWOOD IRA
                                By:       831-38337-14


                                By:       /S/ MARJORIE HURD
                                    --------------------------------------------
                                Name:     Marjorie Hurd
                                Title:    Retirement Planning Specialist

                                Entity Name: GEORGE HAYWOOD IRA ROLLOVER
                                By:
                                    --------------------------------------------


                                By:       /S/ GEORGE W. HAYWOOD
                                    --------------------------------------------
                                Name:     George W. Haywood
                                Title:

                                Entity Name: CY OFFSHORE FUND, LTD.
                                By:
                                    --------------------------------------------


                                By:       /S/ JAMES W. TRAWEEK, JR.
                                    --------------------------------------------
                                Name:     James W. Traweek, Jr.
                                Title:    Director

                                Entity Name: CS OFFSHORE FUND, LTD.
                                By:
                                    --------------------------------------------


                                By:       /S/ JAMES W. TRAWEEK, JR.
                                    --------------------------------------------
                                Name:     James W. Traweek, Jr.
                                Title:    Director


                                Entity Name: SINGER CHILDREN'S
                                             MANAGEMENT TRUST
                                By:
                                    --------------------------------------------

                                By:       /S/ KAREN SINGER
                                    --------------------------------------------
                                Name:     Karen Singer
                                Title:    Trustee


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                Entity Name: LOEB PARTNERS CORP.
                                By:
                                    --------------------------------------------


                                By:       /S/ ROBERT GRUBIN
                                    --------------------------------------------
                                Name:     Robert Grubin
                                Title:    Vice President

                                Entity Name: RNR II, LP
                                By:
                                    --------------------------------------------


                                By:       /S/ RICHARD M. ENG
                                    --------------------------------------------
                                Name:     Richrd M. Eng
                                Title:    CFO

                                Entity Name: TEJAS SECURITIES GROUP, INC.
                                             401K PLAN AND TRUST
                                By:        FBO JOHN J. GORMAN, JOHN GORMAN TTEE


                                By:       /S/ JOHN J. GORMAN
                                    --------------------------------------------
                                Name:     John J. Gorman
                                Title:    Trustee

                                Entity Name:  STROME HEDGECAP LIMITED
                                By:       JEFFREY S. LAMBERT


                                By:       /S/ JEFFREY S. LAMBERT
                                    --------------------------------------------
                                Name:     Jeffrey S. Lambert
                                Title:    Director


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                                                       EXHIBIT A
                                                                       ---------

All correspondence to the Company shall be addressed as follows:

                              Motient Corporation
                           300 Knightsbridge Parkway
                             Lincolnshire, IL 60069
                         Attention: Christopher Downie,
              Executive Vice President and Chief Operating Officer
                          Telecopier: (847) 478-4810,
                           Chris.Downie@Motient.com.

                                with copies to:

                              Motient Corporation
                           300 Knightsbridge Parkway
                             Lincolnshire, IL 60069
                         Attention: Robert Macklin, Esq.
                           Telecopier: (847) 478-4810
                           Robert.Macklin@Motient.com

                                Andrews Kurth LLP
                              450 Lexington Avenue
                               New York, NY 10017
                        Attention: Paul Silverstein, Esq.
                           Telecopier: (212) 850-2929
                          psilverstein@andrewskurth.com

All correspondence to the Investors shall be addressed as set forth in Schedule 1 below.